UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 28, 2004




                         CNL RETIREMENT PROPERTIES, INC.
            (Exact Name of Registrant as Specified in its Charter)





           Maryland                       000-32607             59-3491443
 (State or other jurisdiction     (Commission File Number)    (IRS Employer
       of incorporation)                                     Identification No.)


             450 South Orange Avenue                                   32801
                 Orlando, Florida                                   (Zip Code)
     (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000




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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

     CNL Retirement Properties, Inc. (the "Company"), in conjunction with the Bank of New York, the Company's reinvestment agent, is amending and restating its distribution reinvestment plan (the "Amended and Restated Reinvestment Plan") primarily to eliminate fees that were previously paid to CNL Securities Corp. and participating broker-dealers, and to reduce the purchase price for shares under the Amended and Restated Reinvestment Plan from $10.00 to a fixed offering price, which initially will be $9.50 per share. The Amended and Restated Reinvestment Plan is filed as an exhibit to this report. The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Reinvestment Plan.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         Exhibit No. 4.1   Amended and Restated Reinvestment Plan



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CNL RETIREMENT PROPERTIES, INC.


Dated:  May 28, 2004                     By:    /s/ Thomas J. Hutchison III
                                                -----------------------------
                                                THOMAS J. HUTCHISON III
                                                Chief Executive Officer



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                                  EXHIBIT INDEX


       Exhibit No. 4.1.    Amended and Restated Reinvestment Plan




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